UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

FIRST UNITED CORPORATION
(Name of Registrant as Specified in Its Charter)

DRIVER MANAGEMENT COMPANY LLC DRIVER OPPORTUNITY PARTNERS I LP J. ABBOTT R. COOPER MICHAEL J. DRISCOLL, ED.D ETHAN C. ELZEN LISA NARRELL-MEAD
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Driver Management Company LLC, together with the other participants named herein (collectively, "Driver"), intends to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its slate of director nominees at the upcoming annual meeting of shareholders of First United Corporation, a Maryland corporation (the “Company”).

On December 3, 2019, Driver filed with the SEC the following Amendment No. 11 to its Schedule 13D, which includes a letter to the Company’s Lead Director, John McCullough:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

(Rule 13d-101)

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT

TO § 240.13d-1(a) AND AMENDMENTS THERETO FILED PURSUANT TO

§ 240.13d-2(a)

(Amendment No. 11)1

First United Corporation

(Name of Issuer)

Common Stock, $0.01 par value

(Title of Class of Securities)

33741H107

(CUSIP Number)

J. ABBOTT R. COOPER

DRIVER MANAGEMENT COMPANY LLC

250 Park Avenue

7th Floor

New York, NY 10177

(212) 572-4811

with copies to:

ANDREW FREEDMAN, ESQ.

OLSHAN FROME WOLOSKY LLP

1325 Avenue of the Americas

New York, New York 10019

(212) 451-2300

EITAN HOENIG, ESQ.

KLUK FARBER LAW PLLC

166 Mercer Street, Suite 6B
New York, New York 10012
(646) 850-5009

(Name, Address and Telephone Number of Person

Authorized to Receive Notices and Communications)

December 3, 2019

(Date of Event Which Requires Filing of This Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§ 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box ☐.

Note:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits.  See § 240.13d-7 for other parties to whom copies are to be sent.

1              The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP NO. 33741H107

1	NAME OF REPORTING PERSON

Driver Opportunity Partners I LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒
(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

WC, OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware
NUMBER OF	7	SOLE VOTING POWER
SHARES
BENEFICIALLY		360,637
OWNED BY	8	SHARED VOTING POWER
EACH
REPORTING		- 0 -
PERSON WITH	9	SOLE DISPOSITIVE POWER

360,637
	10	SHARED DISPOSITIVE POWER

- 0 -
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

360,637
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

5.07%
14	TYPE OF REPORTING PERSON

PN

2

CUSIP NO. 33741H107

1	NAME OF REPORTING PERSON

Driver Management Company LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒
(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

AF, OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

Delaware
NUMBER OF	7	SOLE VOTING POWER
SHARES
BENEFICIALLY		360,637
OWNED BY	8	SHARED VOTING POWER
EACH
REPORTING		- 0 -
PERSON WITH	9	SOLE DISPOSITIVE POWER

360,637
	10	SHARED DISPOSITIVE POWER

- 0 -
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

360,637
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

5.07%
14	TYPE OF REPORTING PERSON

OO

3

CUSIP NO. 33741H107

1	NAME OF REPORTING PERSON

J. Abbott R. Cooper
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒
(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

AF, OO
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

United States of America
NUMBER OF	7	SOLE VOTING POWER
SHARES
BENEFICIALLY		360,637
OWNED BY	8	SHARED VOTING POWER
EACH
REPORTING		- 0 -
PERSON WITH	9	SOLE DISPOSITIVE POWER

360,637
	10	SHARED DISPOSITIVE POWER

- 0 -
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

360,637
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

5.07%
14	TYPE OF REPORTING PERSON

IN

4

CUSIP NO. 33741H107

1	NAME OF REPORTING PERSON

Michael J. Driscoll
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒
(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

United States of America
NUMBER OF	7	SOLE VOTING POWER
SHARES
BENEFICIALLY		3,500
OWNED BY	8	SHARED VOTING POWER
EACH
REPORTING		- 0 -
PERSON WITH	9	SOLE DISPOSITIVE POWER

3,500
	10	SHARED DISPOSITIVE POWER

- 0 -
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

3,500
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

Less than 1%
14	TYPE OF REPORTING PERSON

IN

5

CUSIP NO. 33741H107

1	NAME OF REPORTING PERSON

Lisa Narrell-Mead
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒
(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

United States of America
NUMBER OF	7	SOLE VOTING POWER
SHARES
BENEFICIALLY		650
OWNED BY	8	SHARED VOTING POWER
EACH
REPORTING		- 0 -
PERSON WITH	9	SOLE DISPOSITIVE POWER

650
	10	SHARED DISPOSITIVE POWER

- 0 -
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

650
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

Less than 1%
14	TYPE OF REPORTING PERSON

IN

6

CUSIP NO. 33741H107

1	NAME OF REPORTING PERSON

Ethan C. Elzen
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒
(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS

PF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEM 2(d) OR 2(e)	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

United States of America
NUMBER OF	7	SOLE VOTING POWER
SHARES
BENEFICIALLY		425
OWNED BY	8	SHARED VOTING POWER
EACH
REPORTING		- 0 -
PERSON WITH	9	SOLE DISPOSITIVE POWER

425
	10	SHARED DISPOSITIVE POWER

- 0 -
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

425
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

Less than 1%
14	TYPE OF REPORTING PERSON

IN

7

CUSIP NO. 33741H107

The following constitutes Amendment No. 11 to the Schedule 13D filed by the undersigned (“Amendment No. 11”). This Amendment No. 11 amends the Schedule 13D as specifically set forth herein.

Item 3.	Source and Amount of Funds or Other Consideration.

Item 3 is hereby amended and restated as follows:

Certain of the Shares were acquired in exchange for newly issued equity interests in Partnership. The remaining Shares were purchased by Partnership with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases. The aggregate purchase price of the 360,637 Shares beneficially owned by Partnership is approximately $7,373,270, excluding brokerage commissions.

The Shares purchased by Dr. Driscoll were purchased with personal funds in open market purchases. The aggregate purchase price of the 3,500 Shares beneficially owned by Dr. Driscoll is approximately $68,991, excluding brokerage commissions.

The Shares purchased by Ms. Narrell-Mead were purchased with personal funds in open market purchases, as set forth in Schedule A, which is incorporated by reference herein. The aggregate purchase price of the 650 Shares beneficially owned by Ms. Narrell-Mead is approximately $14,827, excluding brokerage commissions.

The Shares purchased by Mr. Elzen were purchased with personal funds in open market purchases, as set forth in Schedule A, which is incorporated by reference herein. The aggregate purchase price of the 425 Shares beneficially owned by Mr. Elzen is approximately $10,191, excluding brokerage commissions.

Item 4.	Purpose of Transaction.

Item 4 is hereby amended to add the following:

On December 3, 2019, as previously announced on November 19, 2019, Driver Management Company LLC (together with its affiliates, “Driver”) delivered to the Issuer a notice of nomination of three highly-qualified, independent director candidates, Michael Driscoll, Ed.D., Lisa Narrell-Mead and Ethan Elzen, for election to the Issuer’s Board of Directors (the “Board”) at the Issuer’s 2020 annual meeting of shareholders.

Also on December 3, 2019, Driver delivered a letter (the “Letter”) to the Lead Director of the Issuer, John McCullough. In the Letter, Driver questioned why the Board appears to be conflating Driver’s nomination of candidates for shareholders to vote on with the recommendation of candidates to be considered by the Board. Driver stated that it intentionally chose this direct route to submit its candidates to shareholders in opposition to the Issuer’s incumbent directors rather than requesting the Board to consider Driver’s candidates for nomination as “management” directors. Driver expressed its belief that the Board is deeply entrenched, and questioned whether any review of Driver’s candidates would be considered in good faith by the Board or whether the Board was suggesting this process to give the impression that it is responsive to shareholders.

Driver further stated its belief that the Board’s public statements focused on director questionnaires and interviews are unrelated to Driver’s primary objective: the Issuer commencing a sale process. As a result, Driver believes the Board’s statements appear to be an attempt to distract shareholders from the Issuer’s lack of strategic direction and the potential for incremental value that can be realized by publicly commencing a sale process.

8

CUSIP NO. 33741H107

Driver continued the Letter by questioning the motive behind the Issuer’s recently announced increased share buyback authorization, specifically noting that the Issuer has not purchased any of the more than 350,000 shares of stock it was previously authorized to purchase. Driver stated that, in its view, this large buyback authorization is merely posturing to thwart Driver and others calling for a sale of the Issuer. Similarly, Driver questioned whether the Issuer’s recent announcement authorizing the trustee of the Issuer’s pension plan to purchase up to 150,000 shares of the Issuer’s common stock was intended to communicate that the Issuer would use pension plan assets to buy votes in favor of the incumbent Board. Driver noted that it was not aware of any requirement to obtain such a prior authorization.

Driver concluded the Letter by stating that its primary objective is for the Issuer to seek a sale process that maximizes long-term value for all shareholders. Driver requested that the Board be transparent about its own objective, which Driver does not believe is consistent with the best interests of shareholders or the Board’s fiduciary duties.

The foregoing description of the Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.	Interest in Securities of the Issuer.

Items 5(a) – (c) are hereby amended and restated to read as follows:

The aggregate percentage of Shares reported owned by each Reporting Person is based upon 7,107,666 shares of Common Stock outstanding as of October 31, 2019, as disclosed in the Issuer’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 7, 2019.

A.	Partnership
(a)	As of the date hereof, Partnership beneficially owned 360,637 Shares.

Percentage: Approximately 5.07%

(b)	1. Sole power to vote or direct vote: 360,637
2. Shared power to vote or direct vote: 0
3. Sole power to dispose or direct the disposition: 360,637
4. Shared power to dispose or direct the disposition: 0
(c)	Partnership has not entered into any transaction in the Shares since the filing of Amendment No. 10 to the Schedule 13D.
B.	Driver
(a)	Driver, as the general partner of Partnership, may be deemed the beneficial owner of the 360,637 Shares beneficially owned by Partnership.

Percentage: Approximately 5.07%

(b)	1. Sole power to vote or direct vote: 360,637
2. Shared power to vote or direct vote: 0
3. Sole power to dispose or direct the disposition: 360,637
4. Shared power to dispose or direct the disposition: 0
(c)	Driver has not entered into any transaction in the Shares since the filing of Amendment No. 10 to the Schedule 13D.
9

CUSIP NO. 33741H107

C.	Mr. Cooper
(a)	Mr. Cooper, as the managing member of Driver, may be deemed the beneficial owner of the 360,637 Shares beneficially owned by Partnership.

Percentage: Approximately 5.07%

(b)	1. Sole power to vote or direct vote: 0
2. Shared power to vote or direct vote: 360,637
3. Sole power to dispose or direct the disposition: 0
4. Shared power to dispose or direct the disposition: 360,637
(c)	Mr. Cooper has not entered into any transaction in the Shares since the filing of Amendment No. 10 to the Schedule 13D.
D.	Dr. Driscoll
(a)	As of the date hereof, Dr. Driscoll directly beneficially owned 3,200 Shares.

Percentage: Less than 1%

(b)	1. Sole power to vote or direct vote: 3,500 2. Shared power to vote or direct vote: 0 3. Sole power to dispose or direct the disposition: 3,500 4. Shared power to dispose or direct the disposition: 0
(c)	Dr. Driscoll has not entered into any transaction in the Shares since the filing of Amendment No. 10 to the Schedule 13D.
E.	Ms. Narrell-Mead
(a)	As of the date hereof, Ms. Narrell-Mead directly beneficially owned 650 Shares.

Percentage: Less than 1%

(b)	1. Sole power to vote or direct vote: 650 2. Shared power to vote or direct vote: 0 3. Sole power to dispose or direct the disposition: 650 4. Shared power to dispose or direct the disposition: 0
(c)	Ms. Narrell-Mead has not entered into any transaction in the Shares since the filing of Amendment No. 10 to the Schedule 13D.
F.	Mr. Elzen
(a)	As of the date hereof, Mr. Elzen directly beneficially owned 425 Shares.

Percentage: Less than 1%

(b)	1. Sole power to vote or direct vote: 425 2. Shared power to vote or direct vote: 0 3. Sole power to dispose or direct the disposition: 425 4. Shared power to dispose or direct the disposition: 0
(c)	Mr. Elzen has not entered into any transaction in the Shares since the filing of Amendment No. 10 to the Schedule 13D.

10

CUSIP NO. 33741H107

The filing of this Schedule 13D shall not be deemed an admission that the Reporting Persons are, for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, the beneficial owners of any securities of the Issuer he, she or it does not directly own. Each of the Reporting Persons specifically disclaims beneficial ownership of the securities reported herein that he or it does not directly own.

Item 7.	Material to be Filed as Exhibits.

Item 7 is hereby amended to add the following exhibit:

99.1	The Letter, dated December 3, 2019.

11

CUSIP NO. 33741H107

SIGNATURES

After reasonable inquiry and to the best of his knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: December 3, 2019

Driver Opportunity Partners I LP

By:	Driver Management Company LLC
its general partner

By:	/s/ J. Abbott R. Cooper
	Name:	J. Abbott R. Cooper
	Title:	Managing Member

Driver Management Company LLC

By:	/s/ J. Abbott R. Cooper
	Name:	J. Abbott R. Cooper
	Title:	Managing Member

/s/ J. Abbott R. Cooper
J. Abbott R. Cooper

/s/ Michael J. Driscoll
Michael J. Driscoll

/s/ Lisa Narrell-Mead
Lisa Narrell-Mead

/s/ Ethan C. Elzen
Ethan C. Elzen

12

Exhibit 99.1

Driver Management Company LLC

December 3, 2019

Mr. John McCullough
Lead Director
c/o Ms. Tonya Sturm
Secretary
First United Corporation
19 South Second Street
Oakland, MD 21150

Via email

Mr. McCullough,

After reviewing your recent correspondence to me as well as First United Corporation’s (“First United”) recent public statements, I have one question for you: Who do you think you are fooling?

Who do you think you are fooling by attempting to conflate nomination of candidates for shareholders to vote on with recommendation of candidates to the Board?

As you know, Driver has the right to nominate candidates for election to First United’s board of directors (the “First United Board”). We have intentionally chosen this direct route to submit our candidates to shareholders in opposition to the incumbent directors, rather than requesting that the First United Board consider those candidates for nomination as “management” directors, for one very simple reason: We believe the First United Board is deeply entrenched, and that any review by the First United Board would be a performative sham designed to give the misleading impression that the First United Board is responsive to shareholders.

Given that First United has engaged not one, but two law firms (at the expense of all shareholders), it strains credulity to think that you and the rest of the First United Board do not understand the difference between Driver’s nomination of director candidates for shareholders to vote on and a request for the First United Board to consider our nominees. You and the rest of the First United Board presumably understand that Driver is not obligated to submit questionnaires to, or present our nominees for interview by, the First United Board before introducing them to shareholders. We believe that your public statements harping on director questionnaires and director interviews are a pathetic and desperate attempt to distract shareholders from the true issue here: First United’s lack of strategic direction and the incremental value Driver believes First United could obtain for all shareholders by publicly commencing a sale process.

Who do you think you are fooling by refusing to discuss a sale process without first receiving director questionnaires and interviewing our board nominees?

In your correspondence to me, and in messages conveyed through your attorneys, you have repeatedly conditioned discussing the “matters [Driver has] raised” on the receipt of director questionnaires and interviews with our nominees. We fail to see how director questionnaires and interviews of our nominees have any relation to a sale process—the most important matter we have raised to you. In our view conditioning one on the other appears to be nonsensical and a dodge aimed at avoiding any serious discussion of a sale process.

Who do you think you are fooling by claiming that First United welcomes input from shareholders?

Two other shareholders have publicly endorsed Driver’s call for First United to explore a sale. Numerous other shareholders have contacted me privately to let me know that they have told Carissa Rodeheaver, your Chairman and CEO, that they would like First United to (i) explore a sale and (ii) not waste corporate resources by engaging in a proxy fight that will delay or avoid a sale. What’s the point of welcoming shareholder input if you will not listen to or act on that input? By taking actions directly contrary to the shareholder input you have received, we believe that you and the First United Board are demonstrating that you do not prioritize shareholder concerns when they conflict with your own interests in preserving your board seats.

Who do you think you are fooling by increasing First United’s buyback authorization when First United has yet to repurchase any shares of stock?

Given that First United has not purchased any of the more than 350,000 shares of stock you are authorized to purchase under the buyback plan put in place in April of this year, your recent decision to increase your buyback authorization by another 40% seems bizarre and unnecessary—particularly since First United’s stock price has increased by more than 26%%1 over that same period. If the First United Board actually wants to repurchase 500,000 shares of First United common stock at current market prices, why doesn’t the First United Board simply launch a self-tender? Is it because you don’t actually want to buy any of your shares, and the large buyback authorization is merely posturing intended to mislead shareholders and thwart Driver and others who have called for a sale?

Who do you think you are fooling by “authorizing” the trustee of First United’s pension plan to buy the maximum amount possible of First United common stock?

Your Form 8-K filed with the SEC on November 25, 2019 (the “8-K”) announced that First United had “authorized the Trust Department of First United Bank & Trust (the “Trust Department”) to use up to 10% of the assets in the First United Corporation noncontributory defined benefit pension plan (the “Pension Plan”) to purchase up to 150,000 shares of Common Stock to be held as an investment in the Pension Plan.” Presumably this announcement is intended to communicate that First United will use Pension Plan assets to buy votes in favor of the incumbent board. However, we are not aware of any requirement to obtain such a prior authorization and, as a result, the announcement appears to be a particularly hollow threat. We also view the idea that the Trust Department, in its capacity as a fiduciary to the beneficiaries of the Pension Plan, would invest 10% of plan assets in First United common stock, as laughable in the extreme given our belief that First United common stock is trading largely on the potential likelihood of a sale that the First United Board appears determined to prevent.

1 Based on the closing price of First United’s common stock of $18.92 per share on April 30, 2019 and $23.92 on December 2, 2019.

I would normally ask that you call me to discuss the above. Since you have consistently avoided any direct communication with me (despite my many requests), I won’t bother. But if you change your mind and actually want to have some constructive engagement, I am more than willing to listen. In the meantime, it appears that you and the rest of the First United Board are set on both preventing a sale and (consequently) hanging on to your board seats. We believe that you should come clean and admit to this apparent entrenchment. We have never attempted to hide the fact that we have one primary objective: a sale process that maximizes long-term value to all First United shareholders. Can you please be similarly transparent regarding your objective, which seems to be to prevent a sale process?

/s/ Abbott Cooper

J. Abbott R. Cooper
Managing Member
Driver Management Company LLC

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Driver Management Company LLC, together with the other participants named herein (collectively, “Driver”), intend to file a preliminary proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2020 annual meeting of stockholders of First United Corporation, a Maryland corporation (the “Corporation”).

DRIVER STRONGLY ADVISES ALL STOCKHOLDERS OF THE CORPORATION TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

Participants in the Solicitation

The participants in the proxy solicitation are anticipated to be Driver Management Company LLC (“Driver Management”), Driver Opportunity Partners I LP (“Driver Opportunity”), J. Abbott R. Cooper, Michael J. Driscoll, Ed.D, Lisa Narrell-Mead and Ethan C. Elzen.

As of the date hereof, the participants in the proxy solicitation beneficially own in the aggregate 365,212 shares of Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”). As of the date hereof, Driver Opportunity beneficially owns directly 360,637 shares of Common Stock. Driver Management, as the general partner of Driver Opportunity, may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Driver Opportunity. Mr. Cooper, as the Managing Member of Driver Management, may be deemed to beneficially own the shares of Common Stock directly beneficially owned by Driver Opportunity. As of the date hereof, Dr. Driscoll directly beneficially owns 3,500 shares of Common Stock. As of the date hereof, Ms. Narrell-Mead directly beneficially owns 650 shares of Common Stock. As of the date hereof, Mr. Elzen directly beneficially owns 425 shares of Common Stock.